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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------




                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                February 4, 2003



                               RIVIANA FOODS INC.
             (Exact name of Registrant as specified in its charter)





            DELAWARE                       0-25294                           76-0177572
(State or other jurisdiction of      (Commission File No.)      (I.R.S. Employer Identification No.)
 incorporation or organization)

                2777 ALLEN PARKWAY
                    HOUSTON, TX                                    77019
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (713) 529-3251


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Item 5. Other Events

         On February 4, 2003, the Company issued a press release announcing the execution of an asset purchase agreement with ACH Food Companies, Inc. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits

         (c) Exhibits

             99.1      Press release dated February 4, 2003



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              RIVIANA FOODS INC.


Dated: February 4, 2003                  By:  /S/ E. Wayne Ray, Jr.
                                              ---------------------
                                              E. Wayne Ray, Jr.
                                              Vice President, Chief Financial
                                              Officer and Chief Accounting
                                              Officer




















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                                  EXHIBIT INDEX


                                                                   Sequential
No.      Description                                               Page Number

99.1     Press Release dated February 4, 2003                           3




























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